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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  Know All Men By These Presents, that the undersigned hereby constitutes and appoints JAMES W. GUEDRY and JAMES P. MELICAN, and each of them (with full power to each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them on their behalf and in their name, place and stead, in any and all capacities, to sign, execute and affix their seal thereto and file, on behalf of International Paper Company, relating to the registration of common stock to be issued by International Paper Company in the acquisition of Federal Paper Board Company, Inc., any and all Form S-4 Registration Statement(s), under the Securities Act of 1933, as amended, together with any and all amendments (including post-effective amendments) to such Form S-4 Registration Statement(s), or on such other form or forms as prescribed by the Securities and Exchange Commission relating to the securities and any and all amendments thereto, and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, for all intents and purposes, and that the undersigned hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  Executed on the 12th day of December, 1995 by the following persons in the capacities indicated.

                NAME                                 TITLE

         /s/ John T. Dillon            President, Chief Operating Officer and
-------------------------------------   Director
          (JOHN T. DILLON)

         /s/ C. Wesley Smith           Executive Vice President and Director
-------------------------------------
          (C. WESLEY SMITH)

       /s/ Willard C. Butcher          Director
-------------------------------------
        (WILLARD C. BUTCHER)

         /s/ Robert J. Eaton           Director
-------------------------------------
          (ROBERT J. EATON)

        /s/ Stanley C. Gault           Director
-------------------------------------
         (STANLEY C. GAULT)

        /s/ Thomas C. Graham           Director
-------------------------------------
         (THOMAS C. GRAHAM)

        /s/ Arthur G. Hansen           Director
-------------------------------------
         (ARTHUR G. HANSEN)

        /s/ Donald F. McHenry          Director
-------------------------------------
         (DONALD F. MCHENRY)

        /s/ Patrick F. Noonan          Director
-------------------------------------
         (PATRICK F. NOONAN)

        /s/ Jane C. Pfeiffer           Director
-------------------------------------
         (JANE C. PFEIFFER)

      /s/ Edmund T. Pratt, Jr.         Director
-------------------------------------
       (EDMUND T. PRATT, JR.)

       /s/ Charles R. Shoemate         Director
-------------------------------------
        (CHARLES R. SHOEMATE)

         /s/ Roger B. Smith            Director
-------------------------------------
          (ROGER B. SMITH)